UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2017

ENDURANCE EXPLORATION GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

333-141817	03-0611187
(Commission File Number)	(IRS Employer Identification No.)

15500 Roosevelt Blvd, Suite 301

Clearwater, FL, 33760

(Address of principal executive offices and zip code)

(727) 289-0010

 (Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During April 2017, Endurance Exploration Group, Inc. ("Endurance" or the “Company”), operating through its previously announced joint venture, Swordfish Partners (the “Joint Venture”), has located and conducted side scan and other survey activities of what the Company believes to be the remnants of an early 1800s passenger steamship located in international waters off the coast of North Carolina. (the “Wreck site”)

The Endurance joint venture, Swordfish Partners, has filed a claim in U.S. Federal Court for the Middle District of Florida requesting, pursuant to admiralty law, that the shipwreck be arrested, that the Endurance Joint Venture be appointed substitute custodian of the shipwreck and that the Endurance Joint Venture be awarded a salvage claim or title to the shipwreck and its cargo.  Endurance intends to return to the site during the summer and fall months of this year to conduct additional survey, and, if warranted, salvage operations of the shipwreck and its presumed cargo of passenger valuables.

Additional information, including video and sonar imagery will be posted to the Company’s website and Facebook page in the coming weeks.

www.eexpl.com

www.facebook.com/EnduranceExplorationGroup

Cautionary Information Regarding Forward-Looking Statements.

This Form 8-K and the attached press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “will,” or “plans” to be uncertain and forward looking.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties including but not limited to legal and operational risks of offshore, historic shipwreck recovery.

Forward-looking statements contained in this Form 8-K and in the attached press release are made under the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from the anticipated.  The information contained in this release is as of May 4, 2017.  Endurance Exploration Group, Inc. assumes no obligation to update forward-looking statements contained in this Form 8-K and attached press release as the result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

99.1 Admiralty Claim

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE EXPLORATION GROUP, INC.
Dated: May 4, 2017	By:	/s/ Micah Eldred
Name: Micah Eldred Title: President and Chief Executive Officer

4